Commitments and Contingencies	12 Months Ended
Jun. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
NOTE 17. COMMITMENTS AND CONTINGENCIES
Commitments
The Company has commitments under certain firm contractual arrangements to make future payments. These firm commitments secure the current and future rights to various assets and services to be used in the normal course of operations. The following table summarizes the Company’s material firm commitments as of June 30, 2024:

	As of June 30, 2024
	Payments Due by Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
	(in millions)
Purchase obligations(a)	$1,093	$409	$426	$162	$96
Operating leases(b)	1,442	135	229	137	941
Borrowings(c)	2,119	9	610	1,000	500
Interest payments on borrowings(d)	454	85	163	129	77
Total commitments and contractual obligations	$5,108	$638	$1,428	$1,428	$1,614
(a)The Company has commitments under purchase obligations related to printing contracts, capital projects, marketing agreements, production services and other legally binding commitments.
(b)The Company leases office facilities, warehouse facilities, printing plants and equipment. These leases, which are classified as operating leases, are expected to be paid at certain dates through fiscal 2048. Amounts reflected represent only the Company’s lease obligations for which it has firm commitments.
(c)See Note 10—Borrowings.
(d)Reflects the Company’s expected future interest payments based on borrowings outstanding and interest rates applicable at June 30, 2024. Such rates are subject to change in future periods. See Note 10—Borrowings.
Contingencies
The Company routinely is involved in various legal proceedings, claims and governmental inspections or investigations, including those discussed below. The outcome of these matters and claims is subject to significant uncertainty, and the Company often cannot predict what the eventual outcome of pending matters will be or the timing of the ultimate resolution of these matters. Fees, expenses, fines, penalties, judgments or settlement costs which might be incurred by the Company in connection with the various proceedings could adversely affect its results of operations and financial condition.
The Company establishes an accrued liability for legal claims when it determines that a loss is probable and the amount of the loss can be reasonably estimated. Once established, accruals are adjusted from time to time, as appropriate, in light of additional information. The amount of any loss ultimately incurred in relation to matters for which an accrual has been established may be higher or lower than the amounts accrued for such matters. Legal fees associated with litigation and similar proceedings are expensed as incurred. Except as otherwise provided below, for the contingencies disclosed for which there is at least a reasonable possibility that a loss may be incurred, the Company was unable to estimate the amount of loss or range of loss. The Company recognizes gain contingencies when the gain becomes realized or realizable.
News America Marketing
In May 2020, the Company sold its News America Marketing business. In the transaction, the Company retained certain liabilities, including those arising from the legal proceeding with Insignia Systems, Inc. (“Insignia”). In July 2019, Insignia filed a complaint in the U.S. District Court for the District of Minnesota against News America Marketing FSI L.L.C., News America Marketing In-Store Services L.L.C. and News Corporation alleging violations of federal and state antitrust laws and common law business torts. The complaint sought treble damages, injunctive relief and attorneys’ fees and costs. In July 2022, the parties agreed to settle the litigation and Insignia’s claims were dismissed with prejudice.
HarperCollins
Beginning in February 2021, a number of purported class action complaints have been filed in the U.S. District Court for the Southern District of New York (the “N.Y. District Court”) against Amazon.com, Inc. (“Amazon”) and certain publishers, including the Company’s subsidiary, HarperCollins Publishers, L.L.C. (“HarperCollins” and together with the other publishers, the “Publishers”), alleging violations of antitrust and competition laws. The complaints seek treble damages, injunctive relief and attorneys’ fees and costs. In August 2023, the N.Y. District Court dismissed the complaints in one of the cases with prejudice and in March 2024, the court dismissed the complaint against the Publishers in the remaining case with prejudice. However, the plaintiffs’ time to appeal the N.Y. District Court’s decision to dismiss in the latter case does not expire until the complaint against Amazon in that case has been finally determined. While it is not possible at this time to predict with any degree of certainty the ultimate outcome of these actions, HarperCollins believes it has been compliant with applicable laws and intends to defend itself vigorously.
U.K. Newspaper Matters
Civil claims have been brought against the Company with respect to, among other things, voicemail interception and inappropriate payments to public officials at the Company’s former publication, The News of the World, and at The Sun, and related matters (the “U.K. Newspaper Matters”). The Company has admitted liability in many civil cases and has settled a number of cases. The Company also settled a number of claims through a private compensation scheme which was closed to new claims after April 8, 2013.
In connection with the Separation, the Company and 21st Century Fox agreed in the Separation and Distribution Agreement that 21st Century Fox would indemnify the Company for payments made after June 28, 2013 arising out of civil claims and investigations relating to the U.K. Newspaper Matters as well as legal and professional fees and expenses paid in connection with the previously concluded criminal matters, other than fees, expenses and costs relating to employees (i) who are not directors, officers or certain designated employees or (ii) with respect to civil matters, who are not co-defendants with the Company or 21st Century Fox. 21st Century Fox’s indemnification obligations with respect to these matters are settled on an after-tax basis. In March 2019, as part of the separation of FOX Corporation (“FOX”) from 21st Century Fox, the Company, News Corp Holdings UK & Ireland, 21st Century Fox and FOX entered into a Partial Assignment and Assumption Agreement, pursuant to which, among other things, 21st Century Fox assigned, conveyed and transferred to FOX all of its indemnification obligations with respect to the U.K. Newspaper Matters.
The net expense related to the U.K. Newspaper Matters in Selling, general and administrative was $8 million, $16 million and $11 million for the fiscal years ended June 30, 2024, June 30, 2023 and June 30, 2022, respectively. As of June 30, 2024, the Company has provided for its best estimate of the liability for the claims that have been filed and costs incurred, including liabilities associated with employment taxes, and has accrued approximately $62 million. The amount to be indemnified by FOX of approximately $65 million was recorded as a receivable in Other current assets on the Balance Sheet as of June 30, 2024. It is not possible to estimate the liability or corresponding receivable for any additional claims that may be filed given the information that is currently available to the Company. If more claims are filed and additional information becomes available, the Company will update the liability provision and corresponding receivable for such matters.
The Company is not able to predict the ultimate outcome or cost of the civil claims. It is possible that these proceedings and any adverse resolution thereof could damage its reputation, impair its ability to conduct its business and adversely affect its results of operations and financial condition.